UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

SCHEDULE 14A
__________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒       Preliminary Proxy Statement
☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☐       Soliciting Material Under Rule 14a-12

Lifeward Ltd.
(Name of the Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2025

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Lifeward Ltd.
intends to release definitive copies of this Proxy Statement to security holders on or about December 2, 2025.

Lifeward Ltd.
200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

Dear Shareholder,

You are cordially invited to attend an Extraordinary General Meeting of Shareholders (the “Meeting”) of Lifeward Ltd. (“we,” the “Company” or “Lifeward”) to be held at 10:00 a.m. (Eastern Standard Time) on Tuesday, January 6, 2026, at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. As always, we encourage you to vote your shares prior to the Meeting.

The agenda for the Meeting is set forth in the accompanying Notice of Extraordinary General Meeting of Shareholders and Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1-3 on the agenda for the Meeting.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend the Meeting, it is important that your shares be represented. Accordingly, you are kindly requested to mark, sign, date and promptly mail the enclosed proxy card at your earliest convenience so that it will be received no later than 10:00 a.m. (Eastern Standard Time) on Monday, January 5, 2026, to be validly included in the tally of ordinary shares voted at the Meeting. Detailed proxy voting instructions are provided both in the Proxy Statement and on the proxy card.

If your ordinary shares are held in “street name,” that is, in a brokerage account or by a trustee or nominee, you should complete the voting instruction card that will be sent to you in order to direct your broker, trustee or nominee how to vote your shares. You may also be able to provide such voting instructions via the Internet.

Thank you for your continued cooperation.

Very truly yours,

/s/ Joseph Turk
Joseph Turk
Chairman of the Board of Directors

, 2025

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT             , 2025.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2025

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Lifeward Ltd.
intends to release definitive copies of this Proxy Statement to security holders on or about December 2, 2025.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Lifeward Ltd.
200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

To the shareholders of Lifeward Ltd.:

Notice is hereby given that an Extraordinary General Meeting of Shareholders (the “Meeting”) of Lifeward Ltd. (“we,” the “Company” or “Lifeward”) will be held at 10:00 a.m. (Eastern Standard Time) on Tuesday, January 6, 2026, at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

The agenda of the Meeting will be as follows:

1.
To authorize the Board of Directors (the “Board”) to determine whether to effect a reverse share split of the Company’s outstanding ordinary shares, par value NIS 1.75 each (the “Ordinary Shares”), and if so, to set a ratio within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board, and to approve conforming amendments to the Company’s Seventh Amended and Restated Articles of Association to reflect any such reverse share split.

2.
Subject to the approval of Proposal 1, and if the Board determines to effect a reverse share split pursuant thereto, to approve amendments to the Company’s Seventh Amended and Restated Articles of Association authorizing an increase in the Company’s authorized share capital.

3.	To amend the Company’s Seventh Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares.

4.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The proposals above are described more fully in the accompanying Proxy Statement, which we urge you to read in its entirety.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote “FOR” Proposals 1-3 on the agenda for the Meeting.

The affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”) is necessary for the approval of each of the Proposals.

Only shareholders of record at the close of business on the record date of November 26, 2025 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Meeting in person.

If you are unable to attend the Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later-dated proxy card or if you vote your shares in person at the Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares. If your shares are held in “street name,” meaning in the name of a bank, broker or other record holder, you must either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder to vote the shares at the Meeting on behalf of the record holder as well as a statement from such record holder that it did not vote such shares on your behalf.

Further, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, which at our upcoming meeting will be Proposals 1, 2 and 3, even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote”, if applicable, will occur and your shares will not be voted on these matters.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

By Order of the Board of Directors,

/s/ Joseph Turk
Joseph Turk
Chairman of the Board of Directors

, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2026

You are urged to mark, date, sign and promptly return the proxy card in the envelope provided to you so that, if you are unable to attend the Meeting, your shares can be voted. The Notice and Proxy Statement are available at http://ir.golifeward.com.

- ii -

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	2
DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
PROPOSAL 1 – AUTHORIZATION OF THE BOARD OF DIRECTORS TO DETERMINE WHETHER TO EFFECT A REVERSE SHARE SPLIT OF THE COMPANY’S OUTSTANDING ORDINARY SHARES, PAR VALUE NIS 1.75 EACH, AND IF SO, TO SET A RATIO WITHIN A RANGE OF 1-FOR-2 TO 1-FOR-12, TO BE EFFECTIVE ON A DATE TO BE DETERMINED BY THE BOARD, AND TO APPROVE CONFORMING AMENDMENTS TO THE COMPANY’S SEVENTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION TO REFLECT ANY SUCH REVERSE SHARE SPLIT	8
PROPOSAL 2 – SUBJECT TO THE APPROVAL OF PROPOSAL 1, AND IF THE BOARD DETERMINES TO EFFECT A REVERSE SHARE SPLIT PURSUANT THERETO, TO APPROVE AMENDMENTS TO THE COMPANY’S SEVENTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION AUTHORIZING AN INCREASE IN THE COMPANY’S AUTHORIZED SHARE CAPITAL	15
PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S SEVENTH AMENDED AND RESTATED ARTICLES OF ASSOCIATION TO ELIMINATE THE PAR VALUE OF THE COMPANY’S ORDINARY SHARES	18
OTHER BUSINESS	19
ADDITIONAL INFORMATION	19

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER 21, 2025

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Lifeward Ltd.
intends to release definitive copies of this Proxy Statement to security holders on or about December 2, 2025.

Lifeward Ltd.
200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A.
Tel: +1 508.251.1154

PROXY STATEMENT

This Proxy Statement is being furnished to the holders of ordinary shares, par value NIS 1.75 each, of Lifeward Ltd. (“we,” the “Company”, or “Lifeward”) in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at an Extraordinary General Meeting of Shareholders (the “Meeting”) to be held at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A. at 10:00 a.m. (Eastern Standard Time) on Tuesday, January 6, 2026, at and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Extraordinary General Meeting of Shareholders. We are first making available this Proxy Statement and accompanying materials to shareholders on or about         , 2025.

The agenda of the Meeting will be as follows:

1.
To authorize the Board of Directors to determine whether to effect a reverse share split of the Company’s outstanding ordinary shares, par value NIS 1.75 each, and if so, to set a ratio within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board, and to approve conforming amendments to the Company’s Seventh Amended and Restated Articles of Association (the “Articles of Association”) to reflect any such reverse share split.

2.
Subject to the approval of Proposal 1, and if the Board determines to effect a reverse share split pursuant thereto, to approve amendments to the Company’s Seventh Amended and Restated Articles of Association authorizing an increase in the Company’s authorized share capital.

3.	To amend the Company’s Seventh Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares.

4.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Currently, we are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

QUESTIONS AND ANSWERS ABOUT THE MEETING

GENERAL

Q:	When and where is the Extraordinary General Meeting of Shareholders being held?

A:
The Meeting will be held on Tuesday, January 6, 2026, at 10:00 a.m. (Eastern Standard Time) at the Company’s offices at 200 Donald Lynch Blvd., Marlborough, MA 01752, U.S.A. As always, we encourage you to vote your shares prior to the Meeting. We intend to hold the Meeting in person. In the event it is not possible or advisable to hold the Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication.

Q:	Who can attend the Meeting?

A:
Any shareholder of the Company as of the record date of November 26, 2025 (the “Record Date”) may attend. Please note that space limitations make it necessary to limit attendance to shareholders. Admission will be on a first-come, first-served basis. Current proof of ownership of the Company’s shares as of the Record Date, as well as a form of personal photo identification, must be presented in order to be admitted to the Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a current brokerage statement or other form of proof reflecting ownership as of the Record Date with you to the Meeting. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Meeting.

Q:	Who is entitled to vote?

A:
Only holders of ordinary shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each ordinary share owned as of the Record Date. Ordinary shares held in our treasury, which are not considered outstanding, will not be voted. On the Record Date, there were [_____] ordinary shares outstanding entitled to vote and there were no outstanding shares of any other class.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

HOW TO VOTE YOUR SHARES

Q:	How do I vote?

A:
You may vote in person. Ballots will be passed out at the Meeting to anyone who wants to vote at the Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If you are a shareholder of record, meaning that your shares are held directly in your name, you may vote in person at the Meeting. However, if your shares are held in “street name” (that is, though a bank, broker or other nominee), you must first obtain a signed proxy from the record holder (that is, your bank, broker or other nominee) before you vote at the Meeting.

“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you should have received this Proxy Statement from the bank, broker or other nominee, along with its proxy card with voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Thus, if you are a “street name” holder, your votes will be processed based on your instructions to your bank, broker or other nominee on how to vote the ordinary shares. Because you are not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares directly, giving you the right to vote the shares at the Meeting.

You may vote by mail. Both shareholders of record and “street name” holders can do this by completing the proxy card (for shareholders of record) or voting instruction card (for “street name” holders) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

Q:	What is the difference between holding shares as a shareholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

A:
Many Lifeward shareholders hold their shares in “street name,” meaning through a bank, broker or other nominee rather than directly in their own name. As explained in this Proxy Statement, there are some distinctions between shares held of record and shares owned in “street name.”

Shareholders of Record

If your shares are registered directly in your name with our transfer agent Equiniti Trust Company, LLC of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. If you are a shareholder of record, you have the right to grant your voting proxy directly to Lifeward or to vote in person at the Meeting. If you hold your shares directly in your own name and do not provide a proxy, your shares will not be voted.

“Street Name” Holders (Beneficial Owners)

If your shares are held through a bank, broker or other nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or other nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker or other nominee on how to vote your shares for the Meeting. You also may attend the Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Meeting, unless you first obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares. Your bank, broker or other nominee has enclosed a voting instruction card for you to use in directing the bank, broker or other nominee regarding how to vote your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares without your instructions only on routine matters, which at our upcoming Meeting will be Proposals 1, 2 and 3. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. Because brokers have discretionary authority to vote on all of the proposals at the Meeting, we do not anticipate any broker non-votes. A broker non-vote, if any, will only be used for the purpose of establishing a quorum and will not otherwise be counted in the voting process. Accordingly, broker non-votes, if any, will not affect the outcome of the proposal being voted on at the Meeting. In the event of a broker non-vote, the shares held by you will be included in determining the presence of a quorum at the Meeting but are not considered “present” for purposes of voting on the proposals. It is important for a shareholder that holds ordinary shares through a bank, broker or other nominee to instruct its bank, broker or other nominee regarding how to vote its shares if the shareholder wants its shares to count towards the vote tally for a given proposal.

Q:	Does Lifeward recommend I vote in advance of the Meeting?

A:	Yes. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.

Q:	If I vote by proxy, can I change my vote or revoke my proxy?

A:	Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. If you are a shareholder of record, you may do this by:

•	filing a written notice of revocation with our Chief Financial Officer, delivered to our address above;

•	delivering a timely later-dated proxy card or voting instruction form; or

•	attending the Meeting and voting (attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If you hold shares through a bank, broker or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting via “legal proxy” at the Meeting.

Q:	How are my votes cast when I submit a proxy vote?

A:	When you submit a proxy vote, you appoint Joseph Turk and Mark Grant, or either of them, as your representative(s) at the Meeting. Your shares will be voted at the Meeting as you have instructed.

Upon the receipt of a properly submitted proxy card, which is received by 10:00 a.m. (Eastern Standard Time), on Monday, January 5, 2026, which is 24 hours prior to the Meeting, and not revoked prior to the Meeting, or which is presented to the chairperson at the Meeting, the persons named as proxies will vote the ordinary shares represented thereby at the Meeting in accordance with your instructions, or if no instructions are received, the persons named as proxies will vote in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.

Q:	What does it mean if I receive more than one proxy card from the Company?

A:	It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

ABOUT THE VOTING PROCEDURES AT THE MEETING

Q:	What constitutes a quorum?

A:
In order for us to conduct business at the Meeting, two or more shareholders must be present, in person or by proxy, representing at least 33-1/3% of the ordinary shares outstanding as of the Record Date. This is referred to as a quorum.

Ordinary shares represented in person or by proxy (including broker non-votes, if applicable, and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. As discussed further above, a “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will be counted as present in determining if a quorum is present.

Q:	What happens if a quorum is not present?

A:
If a quorum is not present, the Meeting will be adjourned to the same day at the same time the following week, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of a majority of the shares present in person or by proxy and voting on the question of adjournment.

Q:	How will votes be counted?

A:	Each outstanding ordinary share is entitled to one vote for each proposed resolution to be voted on at the Meeting. Our Articles of Association do not provide for cumulative voting.

Q:	What are the requirements for approval of each of the proposals and how will votes (and discretionary voting) be handled?

A:
The following chart details the votes required for each of the proposals, the treatment of abstentions and broker non-votes for each of the proposals, and whether the proposals permit discretionary voting.

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Proposal 1:  Authorization of the Board to determine whether to effect a reverse share split of the Company’s outstanding ordinary shares, and if so, to set a ratio within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board, and to approve conforming amendments to the Articles of Association to reflect any such reverse share split.
	Affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”).	Abstentions and broker non-votes will have no effect on the outcome of the vote.	Yes
Proposal 2: Subject to the approval of Proposal 1, and if the Board determines to effect a reverse share split pursuant thereto, to approve amendments to the Company’s Articles of Association authorizing an increase in the Company’s authorized share capital.
	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	Yes
Proposal 3: Approval of an amendment to the Articles of Association to eliminate the par value of the Company’s ordinary shares.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will have no effect on the outcome of the vote.	Yes

Q:	How will my shares be voted if I do not provide instructions on the proxy card?

A:
If you are the record holder of your shares and return a properly executed proxy card to us at least 24 hours before the Meeting, but do not specify on your proxy card how you want to vote your shares, your shares will be voted as to each of the proposals in accordance with the recommendation of the Board, as follows:

1. “FOR” the authorization of the Board to determine whether to effect a reverse share split of the Company’s outstanding ordinary shares, par value NIS 1.75 each, and if so, to set a ratio within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board, and to approve conforming amendments to the Articles of Association to reflect any such reverse share split.

2. “FOR”, subject to the approval of Proposal 1, and if the Board determines to effect a reverse share split pursuant thereto, the approval of amendments to the Company’s Articles of Association authorizing an increase in the Company’s authorized share capital.

3. “FOR” approval of an amendment to the Articles of Association to eliminate the par value of the Company’s ordinary shares.

The named proxies will act in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting and any postponement(s) or adjournment(s) thereof to the extent permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

HOW TO FIND VOTING RESULTS

Q:	Where do I find the voting results of the Meeting?

A:
We plan to announce preliminary voting results at the Meeting. The final voting results will be reported following the Meeting on the “Investors” portion on our website at www.golifeward.com and in a Current Report on Form 8K that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

SOLICITATION OF PROXIES

Q:	Who will bear the costs of solicitation of proxies for the Meeting?

A:
Lifeward will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and employees of Lifeward may solicit proxies from shareholders by telephone, in person or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by Lifeward for their reasonable out-of-pocket expenses.

HOW TO FIND MORE INFORMATION

Q:	Who can I contact for more information or questions about the Meeting or the Proposals on the agenda for the Meeting?

A:
For more information or questions about the Meeting or any of the Proposals on the agenda for the Meeting, please contact the Company’s Chief Financial Officer by telephone at phone number +774-388-7459 or by email at almog.adar@golifeward.com.

POSITION STATEMENTS

Q:	Can a shareholder express an opinion on a proposal prior to the Meeting?

A:
In accordance with the Israel Companies Law and regulations promulgated thereunder, any Lifeward shareholder may submit a position statement on its behalf, expressing its position on an agenda item for the Meeting, to Lifeward Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A, Attention: Chief Financial Officer, or by email to almog.adar@golifeward.com, no later than December 26, 2025. Position statements must be in English and otherwise must comply with applicable law. We will make publicly available any valid position statement that we receive.

DATE THESE PROXY MATERIALS ARE FIRST BEING MAILED

We are first mailing this Proxy Statement and accompanying materials to shareholders on or about December 2, 2025. This Proxy Statement is also available at http://ir.golifeward.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 17, 2025, there were 18,293,776 ordinary shares outstanding, excluding ordinary shares issuable in connection with the exercise of outstanding warrants or outstanding options, upon the vesting and settlement of restricted stock units (“RSUs”) or other rights. The voting rights of all shareholders are the same.

The following table sets forth certain information as of November 17, 2025, 2025, concerning the number of ordinary shares beneficially owned, directly or indirectly, by:

(1)	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding ordinary shares;

(2)	each of our directors and director nominees;

(3)	each of our named executive officers; and

(4)	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC based on voting and investment power with respect to such shares. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of November 17, 2025, and shares subject to RSUs that were vested as of or will vest within 60 days of November 17, 2025, are deemed to be outstanding and to be beneficially owned by the person holding such options, RSUs or warrants for the purpose of computing the percentage ownership of such person. However, such shares are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

All information with respect to the beneficial ownership of any principal shareholder has been furnished by such shareholder or is based on our filings with the SEC and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all the ordinary shares shown as beneficially owned, subject to community property laws, where applicable. The ordinary shares beneficially owned by our directors and officers may include shares owned by their respective family members, as to which such directors and officers disclaim beneficial ownership. Unless otherwise noted below, each shareholder’s address is c/o Lifeward Ltd., 200 Donald Lynch Blvd., Marlborough, Massachusetts 01752, U.S.A.

Ordinary Shares Beneficially Owned
Name	Number of Shares	Percentage
Greater than 5% Beneficial Owners:	-	-

Named Executive Officers, Directors and Director Nominees:
Mark Grant(1)	-	-
Randel Richner(2)	30,541	*
Dr. John William Poduska(3)	29,076	*
Joseph Turk(4)	51,083	*
Hadar Levy(5)	24,630	*
Michael Swinford(6)	74,014	*
Robert Marshall(7)	8,974	*
Jeannine Lynch(8)	27,742	*
Almog Adar(9)	24,998	*
All directors and executive officers as a group (nine persons) (10)	271,058	1.5%

*          Ownership of less than 1%.

(1)	Mr. Grant commenced serving as our President and co-Chief Executive Officer and as a member of our Board of Directors effective June 2, 2025 and as sole Chief Executive Officer effective July 1, 2025.
(2)	Consists of 30,541 ordinary shares.
(3)	Consists of 29,007 ordinary shares, including exercisable options to purchase 69 ordinary shares.
(4)	Consists of 51,083 ordinary shares.
(5)	Consists of 24,630 ordinary shares.
(6)	Consists of 74,014 ordinary shares.
(7)	Consists of 8,974 ordinary shares.
(8)	Consists of 27,742 ordinary shares.
(9)	Consists of 24,998 ordinary shares.
(10)
Consists of (i) 270,989 ordinary shares directly or beneficially owned by our executive officers and our directors other than Mr. Grant; (ii) 69 ordinary shares constituting the cumulative aggregate number of options granted to the executive officers and directors.

PROPOSAL 1
APPROVAL OF THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO DETERMINE
WHETHER TO EFFECT A REVERSE SHARE SPLIT OF THE COMPANY’S ORDINARY SHARES,
AND IF SO, TO SET A RATIO WITHIN A RANGE OF 1-FOR-2 TO 1-FOR-12, TO BE EFFECTIVE
ON A DATE TO BE DETERMINED BY THE BOARD, AND TO APPROVE CONFORMING
AMENDMENTS TO THE COMPANY’S ARTICLES OF ASSOCIATION TO REFLECT ANY SUCH
REVERSE SHARE SPLIT

Background

On August 5, 2025, we received a notification letter (the “Bid Price Letter”) from Nasdaq indicating that the Company did not satisfy the requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”) to maintain a minimum bid price of $1.00 per share. The Company became deficient as of with respect to Rule 5550(a)(2) because its closing bid price was less than $1 per share for the 30 consecutive business days prior to August 5, 2025. The Bid Price Letter is a notice of deficiency, not delisting, and does not currently affect the listing or trading of the shares on The Nasdaq Capital Market.

We were given 180 days, or until February 2, 2026, to comply with Rule 5550(a)(2) by maintaining a closing bid price of at least $1.00 per share for 10 consecutive business days.

Reasons for the Reverse Split

As of the date of this Proxy Statement, we have not yet come into compliance with Rule 5550(a)(2), and there can be no assurance that the closing bid price for our ordinary shares will be compliant by February 2, 2026. Accordingly, we are proposing to authorize the Board, if necessary, to effect a reverse share split of our ordinary shares within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board. We refer to the proposed reverse share split in this Proxy Statement as the “reverse split.” The purpose of the reverse split is to increase the market price of each of our ordinary shares to meet the minimum bid price requirements for continued listing on The Nasdaq Capital Market. We believe increasing the trading price of our ordinary shares will assist in meeting the continued listing criteria of The Nasdaq Capital Market and is our best option to meet the bid price criteria to comply with the continued listing requirements. In addition, we believe that a range of reverse split ratios provides us with the most flexibility to achieve the desired results of the reverse split. Accordingly, we believe that the reverse split is in our shareholders’ best interests. The reverse split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The reverse split is not intended to modify the rights of existing shareholders in any material respect.

Our Board intends to use its discretion whether to effect the reverse split only if it believes that it is necessary to achieve the closing bid price of at least $1.00 per share for 10 consecutive business days and maintain our listing on The Nasdaq Capital Market. We believe that the continued listing of our ordinary shares on The Nasdaq Capital Market will enable us to have better access to the public capital markets while providing for greater liquidity for our shareholders and will help us attract, retain, and motivate employees. In addition, we believe that the reverse split is advisable in order to make our ordinary shares more attractive to a broader range of investors, including professional investors, institutional investors and the general investing public. As a result, our Board believes that the anticipated increased price resulting from the reverse split may generate additional interest and increase trading in our ordinary shares.

We intend to monitor the closing bid price of our ordinary shares and may, if appropriate, consider taking actions to regain compliance with the minimum closing bid price requirement. There can be no assurance that we will be able to regain compliance with the minimum closing bid price requirement or will otherwise be in compliance with other applicable Nasdaq listing rules.

If we fail to regain compliance within the applicable compliance period, Nasdaq will provide written notification that our ordinary shares will be delisted. At that time, we may appeal Nasdaq’s determination to a Hearings Panel. If we appeal, the Hearings Panel will request a plan to regain compliance. Hearings Panels have generally viewed a reverse stock split as the only definitive plan to resolve a bid price deficiency. There can be no assurance that such an appeal would be successful.

If our ordinary shares are delisted from Nasdaq, our Board believes that the trading market for our ordinary shares could become significantly less liquid, which could reduce the trading price of our ordinary shares and increase the transaction costs of trading in our ordinary shares. Such delisting from Nasdaq and continued or further decline in our share price could also impair our ability to raise additional necessary capital through equity or debt financing.

Principal Effects of the Reverse Split

The principal effects of the reverse split would be that:

•        the total number of issued and outstanding ordinary shares, including any shares held by the Company as treasury shares, would be reduced by a ratio of any whole number between 1-for-2 and 1-for-12.  Accordingly, each of our shareholders will own fewer ordinary shares as a result of the reverse split. However, the reverse split will affect all shareholders uniformly and will not change any shareholder’s percentage ownership interest in the Company, except to the extent that the reverse split would result in an adjustment to a shareholder’s ownership of ordinary shares due to the treatment of fractional shares in the reverse split.  As of the Record Date, approximately [______] ordinary shares were issued and outstanding.  For purposes of illustration, if the reverse split is effected at a ratio of 1-for-2 or 1-for-12, the number of issued and outstanding shares after the reverse split would be approximately [______]or [______] shares, respectively;

•        the per-share exercise price of any outstanding stock options would be increased proportionately and the number of ordinary shares issuable upon the exercise of such awards would be reduced proportionately, and the number of ordinary shares issuable under outstanding options, restricted share units and restricted share awards and all other outstanding equity-based awards would be reduced proportionately to maintain the intrinsic value of such awards (and any fractional shares awarded shall instead be rounded down to the nearest whole number);

•        the number of ordinary shares authorized for future issuance under our equity plans would be proportionately reduced and other similar adjustments will be made under the equity plans to reflect the reverse split;

•        the exercise, exchange or conversion price of all other outstanding securities (including warrants and pre-funded warrants issued in our various follow-on public offerings) that are exercisable or exchangeable for or convertible into ordinary shares would be proportionately adjusted to maintain the intrinsic value of such securities and the number of shares issuable upon such exercise, exchange or conversion would be proportionately adjusted;

•        the number of authorized ordinary shares would significantly decline. If the reverse split is approved, the number of authorized shares would decrease from 75,000,000 to between 6,250,000 to 37,500,000, depending on the ratio selected by the Board;

•        the par value of the ordinary shares would increase in proportion to the decrease in the number of authorized ordinary shares. If the reverse split is approved, the par value will be increased to between NIS 3.5 to NIS 21.00, depending on the ratio selected by the Board; and

•        after the effective time of the reverse split, the ordinary shares would have a new CUSIP number, which is a number used to identify our ordinary shares.

After the reverse split, all ordinary shares would have the same voting rights and rights to any dividends or other distributions by the Company. In addition, we would continue to be subject to the periodic reporting and other requirements of the Exchange Act, and the reverse split would not affect our obligation to publicly file financial and other information with the SEC.

Approval of Amendments to our Articles of Association

Because the authorized share capital of an Israeli company is stated in New Israeli Shekels, divided into a certain number of shares, the reverse split, if effected, will require a corresponding adjustment to the par value per share and to the number of authorized shares. Therefore, approval of this proposal will also constitute approval of a technical amendment to the definition of “Ordinary Shares” in Article 1(a) of our Articles of Association, and to Article 4 of our Articles of Association, as follows (deletions are struck through):

“1. Definitions

a)	In these Articles, the following terms shall bear the meaning ascribed to them below:

“Ordinary Shares” shall mean the ordinary shares of the Company, par value NIS ~~1.75~~ [new par value per share to be inserted, depending on the reverse split ratio to be determined by the Board of Directors] per share.”

“4. Authorized Share Capital

The authorized share capital of the Company is One Hundred and Thirty-One Million, Two Hundred and Fifty Thousand New Israeli Shekels (NIS 131,250,000) divided into ~~Seventy-Five Million~~ (~~75,000,000~~) [new number of authorized shares will be inserted, depending on the reverse split ratio to be determined by the Board of Directors] Ordinary Shares, par value NIS ~~1.75~~ [new par value per share to be inserted, depending on the reverse split ratio to be determined by the Board of Directors] per share.”

Determination of the Reverse Split Ratio and Effective Time of the Reverse Split

Our Board has requested that shareholders approve a reverse split ratio range, as opposed to approval of a specific reverse split ratio, in order to give our Board the required discretion and flexibility to determine such parameters based, among other factors:

•        our ability to maintain the listing of our ordinary shares on The Nasdaq Capital Market;

•        the per share price of our ordinary shares immediately prior to the reverse split;

•        the expected stability of the per share price of our ordinary shares following the reverse split;

•        the likelihood that the reverse split will result in increased marketability and liquidity of our ordinary shares;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before and our expected market capitalization after the reverse split.

We believe that granting our Board the authority to set the ratio for the reverse split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the reverse split, no further action on the part of the shareholders will be required to either effect or abandon the reverse split, and our Board will be required to effect such action by January 31, 2026. Following such determination by our Board, we will issue a press release announcing the effective date of the reverse split and will amend our Articles of Association to effect such reverse split. The Company is also required to give notice to Nasdaq at least 15 calendar days prior to the record date of the reverse split.

Fractional Shares

No certificates or scrip representing fractional ordinary shares will be issued upon consummation of the reverse split, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a holder of our ordinary shares. All fractional shares to which a shareholder would be entitled will be rounded down to the nearest whole number.

Appraisal Rights

Under the Israel Companies Law, our shareholders are not entitled to appraisal or dissenters’ rights with respect to the reverse split, and we will not independently provide our shareholders with any such rights.

Effect on Authorized Shares and Issued and Outstanding Shares

The reverse split will have the effect of dividing the number of authorized ordinary shares available for issuance by the final reverse split ratio (the “Ratio”) and the par value of the ordinary shares will be increased proportionately. If the reverse split is approved, the number of authorized shares would decrease from 75,000,000 to between 6,250,000 to 37,500,000, depending on the Ratio selected by the Board.

Of the 75,000,000 ordinary shares that are authorized for issuance, as of the Record Date, [_____] ordinary shares are outstanding. If the reverse split is approved, the number of shares outstanding after the reverse split would be between approximately [______] to [______] shares, or a 50% to 91.67% reduction in the number of shares outstanding, depending on the Ratio selected by the Board.

The resulting decrease in the number of ordinary shares outstanding could potentially adversely affect the liquidity of our ordinary shares, especially in the case of larger block trades.

Accounting Consequences

Following implementation of the reverse split, if effected, the net income or loss and net book value per share will be increased because there will be fewer shares outstanding. In addition, the par value of the ordinary shares will increase in proportion to the decrease in the number of authorized ordinary shares, however if Proposal 2 is approved by our shareholders, we will eliminate the par value per ordinary share.

Regulatory Approvals

The reverse split will not be consummated, if at all, until after approval of our shareholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the reverse split.

Illustration

	Pre-Reverse Split	1-for-2	1-for-6	1-for-12
Authorized	75,000,000	37,500,000	12,500,000	6,250,000
Issued	18,868,434	9,434,217	3,144,739	1,572,369
Outstanding	18,293,776	9,146,888	3,048,962	1,524,481
Reserved for future issuance pursuant to equity incentive and employee benefit plans	1,038,918	519,459	173,153	86,576
Number of shares issuable upon exercise or conversion of other securities	15,153,142	5,576,570	2,525,523	1,262,761
Number of shares issuable upon exercise of outstanding options	629,520	314,760	104,920	52,460
Number of shares issuable upon release of outstanding restricted stock units	321,264	160,632	53,544	26,772
Authorized but unissued and unreserved	38,988,722	19,494,362	6,498,121	3,249,062

Tax Consequences of the Reverse Split

German and Israeli Tax Law

We have been advised that the reverse split is not expected to be a taxable event for shareholders under either German or Israeli tax laws. Shareholders should consult with their own tax advisors regarding the tax effect, if any, of the reverse split on them.

U.S. Federal Income Tax

The following summary describes certain U.S. federal income tax consequences relating to the reverse split for U.S. Holders (as defined below). This summary addresses only the U.S. federal income tax consequences to U.S. Holders that hold their ordinary shares as capital assets. This summary does not discuss all tax considerations that may be relevant to U.S. Holders in connection with the reverse split and does not address tax considerations applicable to U.S. Holders that may be subject to special tax rules, including, without limitation: banks, financial institutions or insurance companies; brokers, dealers or traders in securities, commodities or currencies; tax-exempt entities or organizations, including an “individual retirement account” or “Roth IRA” as defined in Section 408 or 408A of the Code (as defined below), respectively; certain former citizens or long-term residents of the United States; persons that received our securities as compensation for the performance of services; persons that hold our securities as part of a “hedging,” “integrated” or “conversion” transaction or as a position in a “straddle” for U.S. federal income tax purposes; partnerships (including entities classified as partnerships for U.S. federal income tax purposes) or other pass-through entities, or holders that hold our ordinary shares through such an entity; persons whose “functional currency” is not the U.S. Dollar; persons subject to the alternative minimum tax; or persons that own directly, indirectly or through attribution 10.0% or more of the voting power or value of our ordinary shares. Moreover, this summary does not address the U.S. federal estate, gift or alternative minimum tax consequences, or any state, local or foreign tax consequences, of the reverse split.

This description is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary United States Treasury Regulations and judicial and administrative interpretations thereof, in each case as in effect and available on the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax consequences described below. There can be no assurances that the U.S. Internal Revenue Service will not take a different position concerning the tax consequences of the reverse split or that such a position would not be sustained. Shareholders should consult their own tax advisors concerning the U.S. federal, state, local and foreign tax consequences of the reverse split in their particular circumstances.

For purposes of this description, a “U.S. Holder” is a beneficial owner of our ordinary shares that, for United States federal income tax purposes, is:

•        a citizen or resident of the United States;

•        a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof, including the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •       a trust if such trust has validly elected to be treated as a United States person for U.S. federal income tax purposes or if (1) a court within the United States is able to exercise primary supervision over its administration and (2) one or more United States persons have the authority to control all of the substantial decisions of such trust.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Such a partner or partnership should consult its tax advisor as to the particular U.S. federal income tax consequences of the reverse split in its particular circumstance.

You should consult your tax advisor with respect to the U.S. federal, state, local and foreign tax consequences of the reverse split.

The reverse split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Therefore, in general, a U.S. Holder will not recognize any gain or loss for U.S. federal income tax purposes as a result of the reverse split. In the aggregate, ignoring any additional post-reverse split shares received in lieu of our issuing fractional shares, a U.S. Holder’s tax basis in its post-reverse split shares generally will equal the U.S. Holder’s tax basis in its pre-reverse split shares, and the holding period of the post-reverse split shares will include the holding period of the pre-reverse split shares.

U.S. Holders that have acquired different blocks of our ordinary shares at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted tax basis among, and the holding period of, our shares.

Implementation of the Reverse Split

Beneficial Holders of Ordinary Shares

Upon the implementation of the reverse split, we intend to treat ordinary shares held by shareholders in “street name” (that is, through a bank, broker, custodian or other nominee) in the same manner as registered shareholders whose ordinary shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse split for their beneficial holders holding our ordinary shares in street name. However, these banks, brokers, custodians or other nominees may have their own procedures for processing the reverse split. If a shareholder holds ordinary shares with a bank, broker, custodian or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered “Book-Entry” Holders of Ordinary Shares

Our registered shareholders may hold some or all of their ordinary shares electronically in book-entry form. These shareholders will not have stock certificates evidencing their ownership. They are provided with a statement reflecting the number of ordinary shares registered in their accounts. If a shareholder holds registered ordinary shares in a book-entry form, the shareholder does not need to take any action to receive their ordinary shares post-reverse-split in registered book-entry form. Such a shareholder entitled to post-reverse-split ordinary shares will automatically be sent a transaction statement at the shareholder’s address of record as soon as practicable after the reverse split indicating the whole number of ordinary shares held.

Holders of Certificated Shares

Some registered shareholders hold their ordinary shares in certificate form or a combination of certificate form and book-entry form. If any of a shareholder’s ordinary shares are held in certificate form, that shareholder will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the effective time of the reverse split. The transmittal letter will be accompanied by instructions specifying how the shareholder may exchange their certificates representing the pre-reverse-split ordinary shares for a statement of holding. When that shareholder submits their certificates representing the pre-reverse-split shares, the post-reverse-split ordinary shares will be held electronically in book-entry form. This means that, instead of receiving a new stock certificate, that shareholder will receive a statement of holding that indicates the number of post-reverse-split ordinary shares held in book-entry form. The Company will no longer issue physical share certificates unless a shareholder makes a specific request for a physical share certificate representing the shareholder’s post-reverse-split share ownership interest.

Beginning at the effective time of the reverse split, each certificate representing pre-reverse-split ordinary shares will be deemed for all corporate purposes to evidence ownership of post-reverse-split shares. Shareholders will need to exchange their old certificates in order to effect transfers of shares on Nasdaq. If an old certificate bears a restrictive legend, the registered shares in book-entry form will bear the same restrictive legend.

Certain Risks and Potential Disadvantages Associated with the Reverse Split

The reverse split could result in a significant devaluation of our market capitalization and the trading price of our ordinary shares.

We cannot assure you that the reverse split, if implemented, will increase the market price of our ordinary shares in proportion to the reduction in the number of issued and outstanding ordinary shares or result in a permanent increase in the market price. Accordingly, the total market capitalization of our ordinary shares after the reverse split may be lower than the total market capitalization before the reverse split and, in the future, the market price of our ordinary shares following the reverse split may not exceed or remain higher than the market price prior to the reverse split. The effect the reverse split may have upon the market price of our ordinary shares cannot be predicted with any certainty, and the history of similar reverse share splits for companies in similar circumstances to ours is varied. The market price of our ordinary shares is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the reverse split is implemented and the market price of our ordinary shares declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse split.

Even if we effect the reverse split, we will still be subject to the continued listing requirements of the Nasdaq Capital Market.

Even if the market price per ordinary share on a post-reverse split basis remains in excess of $1.00 per share, we may be delisted from the Nasdaq Capital Market due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders. For example, under Rule 5550(a)(2), we are required to have at least 300 public holders and at least 500,000 shares held by public holders. A “public holder” is any holder other than an executive officer, director or beneficial owner (an owner with voting or dispositive power over such shares, as defined in Rule 13d-3 under the Exchange Act) of more than 10% of our outstanding ordinary shares. Although we believe that we will comply with these requirements by effecting a reverse split based on a ratio at the maximum end of the range set forth in this proposal and our current shareholder base, we can provide no assurance as our shareholder base may change as of the record date for the reverse split.

In the event that our ordinary shares are not eligible for continued listing on the Nasdaq Capital Market or another national securities exchange, trading of our ordinary shares could be conducted in the over-the-counter market or on an electronic bulletin board established for unlisted securities such as the Pink Sheets or the OTC Bulletin Board. In such event, it could become more difficult to dispose of, or obtain accurate price quotations for, our ordinary shares.

The Reverse Split may result in some shareholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The reverse split may result in some shareholders owning “odd lots” of less than 100 ordinary shares on a post-reverse split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The reduced number of ordinary shares resulting from the reverse split could adversely affect the liquidity of our ordinary shares.

Although the Board believes that the decrease in the number of ordinary shares outstanding as a consequence of the reverse split and the anticipated increase in the market price of ordinary shares could encourage interest in our ordinary shares and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse split.

Interests of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of ordinary shares. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other shareholders.

Proposed Resolution

You are requested to adopt the following resolution:

“1. RESOLVED, to authorize the Board to effect a reverse share split (including the relevant amendments to the Articles of Association of the Company) as detailed in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 2
SUBJECT TO THE APPROVAL OF PROPOSAL 1, AND IF THE BOARD OF DIRECTORS
DETERMINES TO EFFECT A REVERSE SHARE SPLIT PURSUANT THERETO, APPROVAL OF
AMENDMENTS TO THE COMPANY’S ARTICLES OF ASSOCIATION AUTHORIZING AN
INCREASE IN THE COMPANY’S AUTHORIZED SHARE CAPITAL

Background

Subject to approval by our shareholders at the Meeting of Proposal 1, and if the Board determines to effect a reverse share split thereto, we are also proposing to effect an increase in our authorized share capital in New Israeli Shekels, so as to ensure an appropriate number of unissued shares post-split. We are seeking approval to authorize the Board to determine the authorized share capital in New Israeli Shekels, so that the number of authorized shares after the reverse split will be up to 100,000,000. The purpose of this increase is to maintain our current flexibility following the reverse split to conduct future issuances of our shares in the ordinary course from time to time to fund our operations, consistent with our historical practice of raising financing through equity and debt issuances. Approval of Proposal 2 is conditioned upon approval of Proposal 1. We intend to present this Proposal 2 for approval at the Meeting if, and only if, our shareholders approve Proposal 1 at the Meeting.

As discussed in our 2024 Annual Report, we intend to finance operating costs over the next twelve months with existing cash on hand, issuances of equity or debt securities and other future public or private issuances of securities, cash received from exercises of outstanding warrants, or through a combination of the foregoing, though we may also consider additional capital raising alternatives, such as entering into a credit facility or a strategic transactions, if the foregoing alternatives are not available to us or unavailable on reasonable terms. Although we believe our current authorized share capital before the reverse split suffices to service our ongoing capital-raising needs, an increase in authorized share capital after the reverse split will maintain this flexibility to raise money in the capital markets in the event of a reduction in the value of our ordinary shares following the reverse split. In addition, because the reverse split will substantially reduce the number of authorized but unissued shares (which was 58,137,141 authorized but unissued shares as of September 30, 2025, of which 8,486,475 authorized but unissued shares are reserved for issuance upon the exercise of outstanding warrants), and we believe that a minimum number of shares will be necessary for future issuances regardless of the price per share, we wish to ensure the availability of this minimum. Therefore, we will increase the number of authorized shares so that the number of authorized but unissued shares available following the reverse split will be in the same order of magnitude as the number available prior to the reverse split.

Increase in our Authorized Share Capital

We intend to increase our authorized share capital so that the number of authorized shares following the reverse split to up to 100 million, which is 25 million more than our current number of authorized shares (although the number of issued shares will decline). The exact amount of the increase in our authorized capital to be determined by our Board will depend on the number of authorized but unissued shares we will have following any reverse split actually effectuated pursuant to Proposal 1. If this proposal is passed, our Board will have the ability to increase our authorized share capital only in connection with the reverse split.

 Approval of Amendments to our Articles of Association

We are therefore seeking approval of the shareholders to increase our authorized share capital by up to NIS 1,968,750,000 to NIS 2,100,000,000 (or 100 million authorized shares). Because share capital in companies incorporated in Israel is expressed in NIS terms, divided into a number of shares based on par value, our Board will determine the exact share capital increase in NIS based upon the number of authorized but unissued shares we will have following any reverse split effectuated pursuant to Proposal 1. The Board will determine the exact numbers so as to maintain our current flexibility following the reverse split to conduct future issuances of our shares in the ordinary course from time to time to fund our operations, consistent with our historical practice of raising financing through equity and debt issuances. We are proposing to amend Article 4 of our Articles of Association as follows (insertions are underlined and deletions are struck through):

 “4. Authorized Share Capital

The authorized share capital of the Company is ~~One Hundred and Thirty-One Million, Two Hundred and Fifty Thousand~~ New Israeli Shekels (NIS ~~131,250,000~~) [this number will be replaced with the new number to be determined by the Board of Directors, depending on the amount of the increase to be determined by the Board of Directors pursuant to this Proposal 2, with the new authorized share capital to be up to NIS 2,100,000,000] divided into ~~Seventy-Five Million~~ (~~75,000,000~~) [new number of authorized shares will be inserted, such that the number of authorized Ordinary Shares post-increase will be up to 100,000,000] Ordinary Shares, par value NIS ~~1.75~~ [new par value per share to be inserted, depending on the reverse split ratio to be determined by the Board of Directors pursuant to Proposal 1] per share.”

Our Board has requested that shareholders approve a maximum share capital increase amount, as opposed to approval of a specific share capital increase amount in order to give our Board the required discretion and flexibility to determine such parameters based, among other factors, upon prevailing market, business and economic conditions at the time. No further action on the part of the shareholders will be required to either effect or abandon the share capital increase, and our Board will be required to effect such actions within ninety (90) days after receipt of approval of this Proposal by our shareholders at the Meeting. Following such determination by our Board, we will issue a press release announcing the effective date of the share capital increase, and will amend our Articles of Association to effect such.

Interests of Certain Persons

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of ordinary shares. However, we do not believe that our executive officers or directors have interests in this proposal that are different than or greater than those of any of our other shareholders.

Anti-takeover Effects

Release No. 34-15230 of the staff of the Securities Exchange Commission requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board to effect the increase of our authorized shares, one of the effects of having increased additional authorized shares available for issuance may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of ordinary shares by us or other transactions in which the number of our outstanding shares would be increased could dilute the interest of a party attempting to obtain control of us. The increase in available authorized ordinary shares may make it more difficult for, prevent or deter a third-party from acquiring control of the Company or changing our Board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

The increase in authorized share capital in New Israeli Shekels is not being proposed in response to any effort of which we are aware to accumulate ordinary shares or obtain control of the Company. While it is possible that our management could use the increase in authorized share capital in New Israeli Shekels to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of shareholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no current intent or plans to employ the increase in authorized share capital in New Israeli Shekels as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the increase in authorized share capital in New Israeli Shekels, provisions of our governing documents and applicable provisions of Israeli law may also have anti-takeover effects, making it more difficult for, or preventing a third-party from acquiring control of the Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company’s control or in our management.

Our charter does not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

The potential future issuances and sales of our ordinary shares would likely have a dilutive effect on a shareholder’s percentage voting power and, consequently, could lead to a decrease in the market price of our ordinary shares.

Our Board has not proposed the increase in amount of authorized shares with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

Proposed Resolution

You are requested to adopt the following resolution:

“2. RESOLVED, if the Board determines to effect a reverse share split, to approve amendments to the Company's Articles of Association authorizing an increase in our authorized share capital, as detailed in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE COMPANY’S SEVENTH AMENDED
AND RESTATED ARTICLES OF ASSOCIATION TO ELIMINATE THE PAR
VALUE OF THE COMPANY’S ORDINARY SHARES

Background

The Company’s authorized share capital is currently 131,250,000, consisting of 75,000,000 ordinary shares, par value NIS 1.75 per share (subject to the approval of Proposal 1 and the Company effecting a reverse split, and further subject to the approval of Proposal 2 and the Company increasing its authorized capital). Historically, the concept of par value served to protect creditors and shareholders by ensuring that a company received at least the par value (or minimum price) as consideration for the issuance of shares. However, over time the concept of par value has lost its significance for a variety of reasons, including recognition that creditors and shareholders are protected, or can be protected, through other means. Many companies that incorporate today have no par value or use a nominal par value. In addition, the Israel Companies Law does not require shares to have a par value. Elimination of the par value will simplify various technical aspects of the Company’s share capital, such as avoiding the need for the par value of the ordinary shares to be paid or allocated upon the vesting of restricted stock units. Moreover, elimination of the par value will facilitate any future stock split or reverse stock split that the Company may decide to effect, by avoiding the necessity to denominate the split as an integral multiple of the existing par value.

The elimination of the par value of the ordinary shares is not intended to modify the rights of existing shareholders in any material respect. It will not increase the registered share capital of the Company, nor will it allow the Company to make any change to the registered share capital without the prior approval of shareholders. We expect the proposed elimination of the par value of our ordinary shares will have no effect on the market value of our outstanding ordinary shares.

Specifically, we propose to amend the definition of “Ordinary Shares” in Article 1 of our Seventh Amended and Restated Articles of Association, and to amend Article 4 of our Seventh Amended and Restated Articles of Association, as follows (additions are underlined, deletions are struck through):

“Ordinary Shares” shall mean the ordinary shares of the Company, without par value ~~NIS 1.75 per share~~.”

“4. Authorized Share Capital

The authorized share capital of the Company is ~~One Hundred and Thirty-One Million, Two Hundred and Fifty Thousand New Israeli Shekels (NIS 131,250,000) divided into~~ Seventy-Five Million Ordinary Shares, without par value ~~NIS 1.75 per share~~.”

Subject to the approval of Proposals 1 and 2, and the Company effecting a reverse split and increasing its authorized capital, Article 4 of our Seventh Amended and Restated Articles of Association will be amended as set forth above under those Proposals, with the additional deletion of par value. Thus, if Proposals 1-3 are all approved, Article 4 of our Seventh Amended and Restated Articles of Association will be amended to read as follows (additions are underlined, deletions are struck through):

“4. Authorized Share Capital

The authorized share capital of the Company is ~~One Hundred and Thirty-One Million, Two Hundred and Fifty Thousand New Israeli Shekels (NIS 131,250,000) divided into Seventy-Five Million (75,000,000)~~ [new number of authorized shares will be inserted, such that the number of authorized Ordinary Shares post-increase will be up to 100,000,000] Ordinary Shares, without par value ~~NIS 1.75 per share~~.”

Proposed Resolution

You are requested to adopt the following resolution:

“3. RESOLVED, to approve the amendments to the Company’s Seventh Amended and Restated Articles of Association to eliminate the par value of the Company’s Ordinary Shares, as detailed in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

OTHER BUSINESS

The Board knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the shareholders arise, it is the intention of the persons named in the attached form of proxy to vote such proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Your prompt action is required to vote. Therefore, whether or not you expect to attend the Meeting, please complete and sign a form of proxy and return it to us, so that it is received at our offices no later than 10:00 a.m. (Eastern Standard Time) on January 5, 2026.

ADDITIONAL INFORMATION

Householding of Proxies

As permitted under the federal securities laws, we or brokers holding shares on behalf of our shareholders will send a single set of our proxy materials, including this Proxy Statement, to multiple shareholders sharing an address who have requested that we mail them such materials. Each such shareholder will continue to receive a separate proxy card or voting instruction card and will retain a separate right to vote on all matters presented at the Meeting. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once a shareholder receives notice from the shareholder’s broker or from us that communications to the shareholder’s address will be “householded,” householding will continue until the shareholder is notified or until the shareholder provides contrary instructions. Shareholders whose households have received a single set of our proxy materials but who would like to receive additional copies of the materials may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and we will promptly deliver additional copies. Shareholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years, or who share an address with another shareholder of the Company and who would like to receive only a single set of our proxy materials should follow the instructions below.

•
Shareholders whose shares are registered in their own name should contact Equiniti Trust Company, LLC by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•	Shareholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.

Cost and Method of Solicitation

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our ordinary shares. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, executive officers and other employees may solicit proxies by telephone, electronic transmission and personally. Our directors, executive officers and other employees will not receive compensation for such services other than regular non-employee director or employee compensation.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

LIFEWARD LTD.

January 6, 2026, at 10:00 a.m. Eastern Standard Time

Please mark, sign, date and
mail your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

		FOR	AGAINST	ABSTAIN
1.
To approve the authorization of the Board to determine whether to effect a reverse share split of the Company’s outstanding ordinary shares, and if so, to set a ratio within a range of 1-for-2 to 1-for-12, to be effective on a date to be determined by the Board, and to approve conforming amendments to the Company’s Seventh Amended and Restated Articles of Association to reflect any such reverse share split.
		☐	☐	☐

2.
Subject to the approval of Proposal 1, and if the Board determines to effect a reverse share split pursuant thereto, to approve amendments to the Company’s Seventh Amended and Restated Articles of Association authorizing an increase in the Company’s authorized share capital.
		☐	☐	☐

3.	To amend the Company’s Seventh Amended and Restated Articles of Association to eliminate the par value of the Company’s ordinary shares	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice and Proxy Statement of the Company relating to the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials
for the Extraordinary General Meeting of Shareholders to Be Held on January 6, 2026:
The Notice and Proxy Statement
are available at ir.golifeward.com

LIFEWARD LTD.

PROXY FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 6, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ("BOARD")

The undersigned hereby constitute(s) and appoint(s) Joseph Turk and Mark Grant and each of them the true and law-ful attorneys, agents and proxies of the undersigned, with full power of  substitution to  each of  them, to  represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, all of the ordinary shares, par value NIS 1.75 per share, of Lifeward Ltd. (the "Company") that the undersigned is/are entitled to vote at  the close of  business on November 26, 2025, at the Extraordinary General Meeting of Shareholders of the Company (the "Meeting") to be held at 200 Donald Lynch  Blvd., Marlborough, Massachusetts, U.S.A. on January 6, 2026, at 10:00 a.m. Eastern Standard Time, and at any and all adjournments or postponements thereof on the following matters, which are more fully described in the Notice of Extraordinary General Meeting of Shareholders (the "Notice") and Proxy Statement relating to the Meeting (the "Proxy Statement").

This proxy, if properly executed and received 24 hours before the Meeting, will be voted in the manner direct-ed herein by the undersigned. If no instructions are indicated with respect to a specific proposal or all proposals described below, this proxy will be voted "FOR" each proposal. Should any other matter requiring a vote of share-holders arise, the proxies named above are authorized to vote in accordance with their discretion. Any and all proxies given by the undersigned prior to this proxy are hereby revoked.

(Continued and to be signed on the reverse side)